UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21059

Aetos Capital Distressed Investment Strategies Fund, LLC

(Exact name of registrant as specified in charter)

c/o Aetos Capital, LLC

875 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

James M. Allwin

Aetos Capital, LLC

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-201-2500

Date of fiscal year end: January 31, 2004

Date of reporting period: January 31, 2004

Item 1. Reports to Stockholders.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

Financial Statements

January 31, 2004

Table of Contents

Fund Commentaries	1
Report of Independent Auditors	6
Schedules of Investments	7
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Members’ Capital	13
Statements of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	18
Managers and Officers of the Funds	26
Proxy Voting Disclosure	28

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Fund Commentary

For the year ended January 31, 2004

(Unaudited)

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage and fixed income arbitrage managers. Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event. Events can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcy (either entering into bankruptcy or emerging from it). Skills required include the ability to analyze the relative value of the securities involved and the probability of the event taking place in a timely manner. Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy.

For the year ended January 31, 2004, the Fund had a total return of 13.17%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2004, the Fund had an average annual total return of 7.42%.

We have been happy with the performance of our event driven managers in 2003, though we are carefully watching how our managers are responding to the shifting opportunity set across various markets. Most of these managers have gradually evolved from an original focus on merger arbitrage into multi-strategy managers with several complementary disciplines. While merger activity has increased, spreads on merger arbitrage trades are still not compelling. Our event arbitrage managers have realized gains from harvesting credit-related investments and are seeking to redeploy capital. As the current cycle in the distressed market wanes, we expect that distressed investing will play a smaller role in these managers’ portfolios over the near term, and allocations to certain long/short equity and other investments will increase. For a number of years, several event arbitrage managers have pursued long/short equity strategies focusing on attractively valued situations with event components that they expect to serve as catalysts for a revaluation of the stock. The opportunities in these strategies generally have less cyclicality and capacity constraints relative to merger arbitrage and distressed situations, although hedging can be difficult and some small capitalization situations can involve limited liquidity. Overall, we believe that the event arbitrage managers in the Fund have a mix of strategies that should allow them selected opportunities to generate attractive returns in a number of other areas as distressed investments become less prominent in their portfolios.

[1]	Returns are net of expenses and fees incurred at the Fund level. The returns also reflect the effect of Fund level expense waivers and/or reimbursements made by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Fund Commentary (continued)

For the year ended January 31, 2004

(Unaudited)

The environment for fixed income arbitrage continued to be positive throughout the fourth quarter. While funds have flowed into the category at a higher rate than we have seen in several years, most of these flows have been directed towards relative value managers who have a directional component to their strategies (e.g. betting on the spread between mortgage securities and treasuries). We consciously try to minimize exposures to this area. In general, volatility in fixed income markets has consistently caused mispricings between securities with identical characteristics, typically because one of the securities has become less liquid. Our managers have generated attractive returns exploiting opportunities of this type.

Convertible arbitrage managers have continued to deliver positive performance, though the underlying environment for the strategy is becoming less favorable. We have a minimal exposure to convertible arbitrage due to our concerns about credit and interest rate exposure in the strategy. Overwhelmingly, the driver of convertible arbitrage returns over the last year has been contracting credit spreads. New issuance increased to $89 billion this year versus $54 billion in 2002, but trailing the high of $104 billion reached in 2001. Despite the recovery in new issuance, the average discount to fair value at which the bonds are issued continues to decline, making new issues relatively less “cheap.”1 In addition, the dramatic fall in equity volatility as evidenced by the decline in the VIX index from 32 at the beginning of 2003 to below 16 in December has marked the end of a five year period of relatively high equity volatility that made convertible hedging quite profitable. At current levels, the implied volatility of convertibles makes trading less profitable unless volatility levels climb again, an occurrence which would most likely accompany a sharp decline in the equity markets. We continue to approach convertible arbitrage with caution, awaiting more favorable conditions before increasing the Fund’s allocation to the strategy.

[1]	Source: Merrill Lynch.

Aetos Capital Distressed Investment Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2004

(Unaudited)

The Aetos Capital Distressed Investment Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy. These managers are able to buy these securities at a discount to their eventual value because traditional fixed income portfolio managers who bought the bonds or banks that made the loans may not want to or be able to own them once they are in default. The sellers may also not have the expertise and patience to go through a lengthy restructuring process. Distressed investing involves credit analysis, legal expertise and (often) negotiating ability, as the portfolio manager must estimate the value of the claims he is buying, the likely timing and resolution of the bankruptcy process and also may be called upon to reach agreements with other claimants in order to speed the process.

For the year ended January 31, 2004, the Fund had a total return of 22.13%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2004, the Fund had an average annual total return of 11.40%.

Our managers’ portfolios have continued to perform well, thanks to further strengthening of the distressed and high yield credit markets, the latter of which benefited from significant inflow into high yield mutual funds. As a result of this influx of capital, high yield spreads narrowed an additional 20% during the current period and have now contracted more than 55% since October 2002 to around 450 basis points.2 Our managers were also able to refinance out of a number of situations at very attractive levels, providing an extra boost to performance. At this time, we believe that the sweet spot of the current distressed cycle will soon be behind us, as our managers report to us that unusually large portions of their positions are at harvest state and that there are fewer attractive entry points for investing new capital. Accordingly, we expect to shift the allocations of our model portfolios away from distressed strategies.

[1]	Returns are net of expenses and fees incurred at the Fund level. The returns also reflect the effect of Fund level expense waivers and/or reimbursements made by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.
[2]	Source: Goldman Sachs

Aetos Capital Long/Short Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2004

(Unaudited)

The Aetos Capital Long/Short Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund is composed of managers that operate long-biased portfolios of stocks, usually based on bottom-up equity research. These portfolios generally vary from 20% to 40% net long.

For the year ended January 31, 2004, the Fund had a total return of 12.88%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2004, the Fund had an average annual total return of 4.92%.

Our long/short managers performed relatively well this year in spite of what was, by many accounts, a challenging environment. During the strong rally in equity markets since March, many traditionally successful tools for stock selection have failed. Very low priced and high beta stocks with no dividends or earnings have outpaced stocks with stronger businesses and better relative valuations. The most successful strategy was to make a macro call that the market would advance and to adjust one’s long exposure accordingly. Such a call was consistent with a world awash in liquidity and corporate earnings that had accelerated dramatically. At the same time, it ignored the absolute level of earnings (recovering from a cyclically low level to trend) and the fact that, even in March, the market was at fair value, but not cheap by historical standards. Many experienced long/short managers focused more on the latter than on the former and turned in disappointing returns compared with the market indices, though the Fund’s managers fared relatively well. The exceptional performance of high risk securities in 2003 was not really an aberration; in fact, high beta stocks often lead the markets at the initiation of a new bull market cycle. This leadership role is then traditionally passed back to more value-oriented securities. Consequently, we expect the opportunity set for long/short managers to expand in the coming year and intend to increase our model allocations in this area.

[1]	Returns are net of expenses and fees incurred at the Fund level. The returns also reflect the effect of Fund level expense waivers and/or reimbursements made by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

Aetos Capital Market Neutral Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2004

(Unaudited)

The Aetos Capital Market Neutral Strategies Fund, LLC (the “Fund”) allocates its capital among a select group of portfolio managers across a variety of market neutral strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund contains managers that attempt to create long and short portfolios that are roughly equal in size and therefore immune to overall stock markets movements. Often these strategies are quantitative in nature, using computer screens to pick long and short portfolios of stocks and balancing their risk exposure through optimization techniques.

For the year ended January 31, 2004, the Fund had a total return of 2.81%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2004, the Fund had an average annual total return of 1.25%.

While the Fund’s performance for the year was disappointing, we note that the Fund has produced positive returns in what has been a challenging and irregular market. The liquidity-driven nature of the recent rally in the capital markets has created a speculative boom that disproportionately rewarded higher risk securities. While our managers endeavor to be market and beta neutral, they will still frequently have a slight value bias in their stock selection models. Over the long term, such a value bias is beneficial; however, in a market such as the one we have just experienced, it can be a liability. We believe that markets should return to a state of relative normalcy next year and think that our managers’ security selection methodologies will serve them well going forward.

[1]	Returns are net of expenses and fees incurred at the Fund level. The returns also reflect the effect of Fund level expense waivers and/or reimbursements made by the Investment Manager. Returns would have been lower without such waivers and reimbursements. Returns do not reflect Program fees and expenses charged at the separate account level.

Report of Independent Auditors

To the Board of Managers and Members of:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Aetos Capital Distressed Investment Strategies Fund, LLC

Aetos Capital Long/Short Strategies Fund, LLC

Aetos Capital Market Neutral Strategies Fund, LLC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in members’ capital, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC and Aetos Capital Market Neutral Strategies Fund, LLC (the “Funds”) at January 31, 2004, and the results of each of their operations and their cash flows for the year then ended, and the changes in each of their members’ capital and the financial highlights for the year ended January 31, 2004 and for the period August 21, 2002 through January 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments with the portfolio funds, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC, and Aetos Capital Market Neutral Strategies Fund, LLC, valued at $34,998,336 (99.78% of the Fund’s net assets), $13,961,208 (98.46% of the Fund’s net assets), $57,521,250 (99.74% of the Fund’s net assets) and $13,794,683 (97.70% of the Fund’s net assets), respectively, at January 31, 2004, the values of which have been estimated by the Investment Manager, under the general supervision of the Board, in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

PricewaterhouseCoopers LLP

New York, New York

March 29, 2004

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2004

Fund Name	Cost	Value	% of Net Assets
AQR Global Arbitrage Offshore Fund (USD), Ltd.	$8,726,549	$8,761,552	24.98%
FFIP, L.P.	3,130,000	3,264,856	9.30
Pentangle Partners, L.P.	1,000,000	1,037,656	2.96
Perry Partners, L.P.	8,600,000	9,051,437	25.81
Satellite Fund II, L.P.	8,600,000	8,909,785	25.40
South Hill Trading Corp.	4,000,000	3,973,050	11.33

Total	$34,056,549	$34,998,336	99.78%

The aggregate cost of investments for tax purposes was $34,056,549. Net unrealized appreciation on investments for tax purposes was $941,787 consisting of $968,737 of gross unrealized appreciation and $26,950 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 99.78% of Members’ Capital, have been fair valued.

The accompanying notes are an integral part of the financial statements.

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments

January 31, 2004

Fund Name	Cost	Value	% of Net Assets
King Street Capital, L.P.	$2,050,000	$2,287,686	16.13%
Satellite Credit Opportunities Fund, Ltd.	2,250,000	2,490,746	17.57
Silver Point Capital Fund, L.P.	6,100,000	6,464,178	45.59
Watershed Capital Partners, L.P.	2,550,000	2,718,598	19.17

Total	$12,950,000	$13,961,208	98.46%

The aggregate cost of investments for tax purposes was $12,950,000. Net unrealized appreciation on investments for tax purposes was $1,011,208 consisting of $1,011,208 of gross unrealized appreciation.

The investments in portfolio funds shown above, representing 98.46% of Members’ Capital, have been fair valued.

The accompanying notes are an integral part of the financial statements.

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2004

Fund Name	Cost	Value	% of Net Assets
AG&J Power Opportunity Fund, L.P.	$4,970,000	$5,023,449	8.71%
Cadmus Capital Partners (QP), L.P.	8,500,000	8,698,050	15.08
Cavalry Technology, L.P.	9,250,000	10,054,652	17.43
JL Partners, L.P.	9,820,000	9,980,724	17.31
Maverick Levered Partners, L.P.	570,000	639,755	1.11
Millgate Partners II, L.P.	820,000	1,055,651	1.83
Standard Global Equity Partners SA, L.P.	8,700,000	8,767,369	15.20
Bay Pond Partners, L.P.	13,000,000	13,301,600	23.07

Total	$55,630,000	$57,521,250	99.74%

The aggregate cost of investments for tax purposes was $55,630,000. Net unrealized appreciation on investments for tax purposes was $1,891,250 consisting of $1,909,184 of gross unrealized appreciation and $17,934 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 99.74% of Members’ Capital, have been fair valued.

The accompanying notes are an integral part of the financial statements.

Aetos Capital Market Neutral Strategies Fund, LLC

Schedule of Investments

January 31, 2004

Fund Name	Cost	Value	% of Net Assets
AQR Absolute Return Institutional Fund, L.P.	$4,400,000	$4,502,131	31.89%
GMO Market Neutral Fund (Onshore)	4,400,000	4,449,820	31.51
Minuet Fund, L.P.	2,150,000	2,159,316	15.29
Overture Fund, L.P.	2,150,000	2,147,532	15.21
Pentangle Partners, L.P.	500,000	535,884	3.80

Total	$13,600,000	$13,794,683	97.70%

The aggregate cost of investments for tax purposes was $13,600,000. Net unrealized appreciation on investments for tax purposes was $194,683 consisting of $200,551 of gross unrealized appreciation and $5,868 of gross unrealized depreciation.

The investments in portfolio funds shown above, representing 97.70% of Members’ Capital, have been fair valued.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

January 31, 2004

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Long/Short Strategies Fund, LLC	Aetos Capital Market Neutral Strategies Fund, LLC
Assets
Investments in portfolio funds, at cost	$34,056,549	$12,950,000	$55,630,000	$13,600,000

Investments in portfolio funds, at value	$34,998,336	$13,961,208	$57,521,250	$13,794,683
Cash	45,185,496	5,287,745	35,363,538	15,398,023
Accrued income	5,258	977	4,910	1,414
Due from investment manager	—	2,612	—	2,178

Total assets	80,189,090	19,252,542	92,889,698	29,196,298

Liabilities
Sales of Interest received in advance	45,039,000	5,016,000	35,123,000	15,022,000
Administration fees payable	15,301	10,003	20,846	7,113
Investment manager fees payable	9,951	—	28,082	—
Board of Managers’ fees payable	3,750	3,750	3,750	3,750
Other accrued expenses	45,699	43,699	45,701	43,700

Total liabilities	45,113,701	5,073,452	35,221,379	15,076,563

Net Assets	$35,075,389	$14,179,090	$57,668,319	$14,119,735

Members’ Capital
Net capital	34,133,602	13,167,882	55,777,069	13,925,052
Net unrealized appreciation on investments in portfolio funds	941,787	1,011,208	1,891,250	194,683

Members’ Capital	$35,075,389	$14,179,090	$57,668,319	$14,119,735

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year ended January 31, 2004

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Long/Short Strategies Fund, LLC	Aetos Capital Market Neutral Strategies Fund, LLC
Investment Income:
Interest	$10,259	$2,774	$13,003	$3,007

Expenses:
Management fee	46,340	28,729	75,989	22,007
Administration fees	71,404	70,307	134,039	44,449
Amortization of deferred offering costs	42,587	42,587	42,587	42,587
Professional fees	118,261	122,365	122,621	121,858
Board of Managers’ fees	12,296	12,296	12,296	12,296
Printing fees	7,464	7,179	7,464	7,464
Registration fees	6,290	5,170	6,790	2,770
Custodian fees	549	570	745	491
Other expenses	4,206	3,731	9,259	3,584

Total expenses	309,397	292,934	411,790	257,506
Fund expenses reimbursed	(239,744)	(248,205)	(297,640)	(223,843)

Net Expenses	69,653	44,729	114,150	33,663

Net Investment Loss	(59,394)	(41,955)	(101,147)	(30,656)

Net Gain on Portfolio Funds Sold	26,549	51,835	—	—
Net Change in Unrealized Appreciation on Investments in Portfolio Funds	889,869	879,234	1,918,399	184,926

Net Increase in Members’ Capital Derived from Investment Activities	$857,024	$889,114	$1,817,252	$154,270

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Members’ Capital

For the periods ended January 31, 2003 and January 31, 2004

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC		Aetos Capital Distressed Investment Strategies Fund, LLC
	2/1/03 – 1/31/04	8/21/02* – 1/31/03	2/1/03 – 1/31/04	8/21/02* – 1/31/03
From Investment Activities:
Net investment loss**	$(59,394)	$(5,483)	$(41,955)	$(11,726)
Net gain on portfolio funds sold	26,549	—	51,835	—
Net change in unrealized appreciation on investments in portfolio funds	889,869	51,918	879,234	131,974

Net increase in Members’ Capital derived from investment activities	857,024	46,435	889,114	120,248

Members’ Capital Transactions:
Proceeds from sales of Interests	31,430,196	1,045,734	12,592,746	2,234,982
Transfers of Interests	1,696,000	—	(1,658,000)	—

Net Increase in Members’ Capital Derived from Capital Transactions	33,126,196	1,045,734	10,934,746	2,234,982

Net Increase in Members’ Capital	33,983,220	1,092,169	11,823,860	2,355,230
Members’ Capital at Beginning of Period	1,092,169	—	2,355,230	—

Members’ Capital at End of Period	$35,075,389	$1,092,169	$14,179,090	$2,355,230

*	Commencement of operations.
**	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Members’ Capital (continued)

For the periods ended January 31, 2003 and January 31, 2004

	Aetos Capital Long/Short Strategies Fund, LLC		Aetos Capital Market Neutral Strategies Fund, LLC
	2/1/03 – 1/31/04	8/21/02* – 1/31/03	2/1/03 – 1/31/04	8/21/02* – 1/31/03
From Investment Activities:
Net investment loss**	$(101,147)	$(15,388)	$(30,656)	$(7,782)
Net gain on portfolio funds sold	—	9,568	—	—
Net change in unrealized appreciation (depreciation) on investments in portfolio funds	1,918,399	(27,149)	184,926	9,757

Net increase (decrease) in Members’ Capital derived from investment activities	1,817,252	(32,969)	154,270	1,975

Members’ Capital Transactions:
Proceeds from sales of Interests	51,627,696	3,595,340	13,138,546	1,523,944
Transfers of Interests	661,000	—	(699,000)	—

Net Increase in Members’ Capital Derived from Capital Transactions	52,288,696	3,595,340	12,439,546	1,523,944

Net Increase in Members’ Capital	54,105,948	3,562,371	12,593,816	1,525,919
Members’ Capital at Beginning of Period	3,562,371	—	1,525,919	—

Members’ Capital at End of Period	$57,668,319	$3,562,371	$14,119,735	$1,525,919

*	Commencement of operations.
**	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

Statements of Cash Flows

For the year ended January 31, 2004

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Long/Short Strategies Fund, LLC	Aetos Capital Market Neutral Strategies Fund, LLC
Cash Flows Used in Operating Activities
Purchases of Portfolio Funds	$(33,000,000)	$(11,300,000)	$(52,650,000)	$(12,100,000)
Sale of Portfolio Funds	—	601,835	579,568	—
Net investment loss	(59,394)	(41,955)	(101,147)	(30,656)
Adjustments to reconcile net investment loss to net cash used in operating activities:
Increase in accrued income	(5,245)	(948)	(4,872)	(1,394)
Decrease in due from investment manager	14,252	13,919	17,448	12,494
Amortization of deferred offering costs	42,587	42,587	42,587	42,587
Deferred offering costs paid	(21,476)	(21,476)	(21,476)	(21,476)
Increase (decrease) in administration fees payable	7,955	(5,784)	992	(3,225)
Increase in investment manager fees payable	9,951	—	28,082	—
Decrease in Board of Managers’ fees payable	(917)	(917)	(917)	(917)
Decrease in other accrued expenses	(6,779)	(8,781)	(6,778)	(8,779)

Net cash used in operating activities	(33,019,066)	(10,721,520)	(52,116,513)	(12,111,366)

Cash Flows from Financing Activities
Sales of Interests received in advance	45,039,000	5,016,000	35,123,000	15,022,000
Sales of Interests	31,430,196	12,592,746	51,627,696	13,138,546
Transfers of Interests	1,696,000	(1,658,000)	661,000	(699,000)

Net cash provided by Financing Activities	78,165,196	15,950,746	87,411,696	27,461,546

Net increase in cash and cash equivalents	45,146,130	5,229,226	35,295,183	15,350,180
Cash and cash equivalents, beginning of year	39,366	58,519	68,355	47,843

Cash and cash equivalents, end of year	$45,185,496	$5,287,745	$35,363,538	$15,398,023

Non-cash operating activity of the Aetos Capital Multi-Strategy Arbitrage Fund, LLC consisted of an exchange of a Portfolio Fund for another valued at $626,549 at the time of exchange.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For the periods ended January 31, 2003 and January 31, 2004

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC			Aetos Capital Distressed Investment Strategies Fund, LLC
	2/1/03 – 1/31/04	8/21/02* – 1/31/03		2/1/03 – 1/31/04	8/21/02* – 1/31/03
Total Return	13.17%	4.44	%(1)	22.13%	5.38	%(1)

Net assets, end of period (000’s)	$35,075	$1,092		$14,179	$2,355

Ratios to average net assets:
Expenses, before waivers and reimbursements (2)(4)	5.04%	43.96	%(3)	7.72%	22.93	%(3)
Expenses, net of waivers and reimbursements (2)(4)	1.13%	1.25	%(3)	1.18%	1.25	%(3)
Net investment loss, before waivers and reimbursements	(4.87)%	(43.95	)%(3)	(7.65)%	(22.92	)%(3)
Net investment loss, net of waivers and reimbursements	(0.96)%	(1.24	)%(3)	(1.11)%	(1.24	)%(3)

Portfolio turnover rate (5)	0.00%	0.00%		16.94%	0.00%

*	Commencement of operations.
(1)	Total return is for the period indicated and has not been annualized.
(2)	Expense ratios of underlying funds are not included in the expense ratio.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (continued)

For the periods ended January 31, 2003 and January 31, 2004

	Aetos Capital Long/Short Strategies Fund, LLC			Aetos Capital Market Neutral Strategies Fund, LLC
	2/1/03 – 1/31/04	8/21/02* – 1/31/03		2/1/03 – 1/31/04	8/21/02* – 1/31/03
Total Return	12.88%	(0.89	)%(1)	2.81%	0.13	%(1)

Net assets, end of period (000’s)	$57,668	$3,562		$14,120	$1,526

Ratios to average net assets:
Expenses, before waivers and reimbursements (2)(4)	4.09%	18.87	%(3)	8.79%	31.67	%(3)
Expenses, net of waivers and reimbursements (2)(4)	1.14%	1.25	%(3)	1.15%	1.25	%(3)
Net investment loss, before waivers and reimbursements	(3.96)%	(18.86	)%(3)	(8.69)%	(31.65	)%(3)
Net investment loss, net of waivers and reimbursements	(1.01)%	(1.24	)%(3)	(1.05)%	(1.23	)%(3)

Portfolio turnover rate (5)	0.00%	20.87%		0.00%	0.00%

*	Commencement of operations.
(1)	Total return is for the period indicated and has not been annualized.
(2)	Expense ratios of underlying funds are not included in the expense ratio.
(3)	Annualized.
(4)	The expense ratios do not include the Program fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

January 31, 2004

1. Organization

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, the Aetos Capital Long/Short Strategies Fund, LLC and the Aetos Capital Market Neutral Strategies Fund, LLC (collectively the “Funds” and individually a “Fund”) were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, management investment companies. Each of the Funds is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) (“Portfolio Funds”) that utilize a variety of alternative investment strategies specific for each Fund to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

Aetos Capital Market Neutral Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of market neutral strategies.

Notes to Financial Statements (continued)

1. Organization (continued)

The Funds may offer, from time to time, to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Funds’ Board of Managers (the “Board”) in its sole discretion. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December.

2. Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds’ Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

C. Fund Expenses

Each Fund bears its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

D. Income Taxes

Each Fund intends to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to the Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

E. Distribution Policy

Each Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

G. Cash and Cash Equivalents

The Funds treat all highly liquid financial instruments that mature within three months as cash equivalents.

3. Investment Manager Fee, Related Party Transactions and Other

The Funds will pay the Investment Manager a monthly management fee (the “Management Fee”) at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds. The Investment Manager contractually agreed to reimburse the Funds in order to limit the Funds’ other expenses (defined as total operating expenses excluding the Management Fee) at 0.50% of each Fund’s average monthly net assets, through December 31, 2003. Effective January 1, 2004, the Investment Manager has contractually agreed to reimburse the Funds in order to limit the Funds’ other expenses at 0.25% of each Fund’s average monthly net assets, at least until May 31, 2005.

The Investment Manager may also be paid a Program fee outside of the Funds for services rendered to investors. The Program fee is paid directly by the investors at an annual rate of up to 0.50% of an investor’s assets in the Funds. The Investment Manager may also be paid an annual performance-based incentive fee outside of the Funds based on the return of an investor’s account with the Investment Manager.

SEI Investments Global Funds Services (the “Administrator”) provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund will pay the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.12%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Funds’ assets. In consideration for such services, each Fund will pay the Custodian, a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

Notes to Financial Statements (continued)

3. Investment Manager Fee, Related Party Transactions and Other (continued)

Each Member of the Board who is not an “interested person” of the Funds as defined by the 1940 Act receives an annual fee of $20,000. Any Manager who is an “interested person” does not receive any annual or other fee from the Funds. All Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member’s respective investment percentage for each Fund. Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interest in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members’ respective investment percentages.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Funds’ risk of loss in these Portfolio Funds is limited to the value of these investments reported by the Portfolio Funds.

5. Concentration of Risk

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value. The Funds invest in a limited number of Portfolio Funds. Such concentration may result in additional risk.

Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Funds, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

Notes to Financial Statements (continued)

5. Concentration of Risk (continued)

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Initial Offering Costs and Organizational Expenses

The Funds incurred initial offering costs totaling approximately $68,000 per Fund comprised principally of legal costs pertaining to the preparation of the Funds’ offering documents. These costs were amortized over a twelve-month period.

Costs incurred in connection with the organization of the Funds were expensed at the commencement of operations.

7. Investment Transactions

For the year ended January 31, 2004, purchases and sales of investments were as follows:

Fund	Purchases	Sales
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$33,000,000	$—
Aetos Capital Distressed Investment Strategies Fund, LLC	11,300,000	601,835
Aetos Capital Long/Short Strategies Fund, LLC	52,650,000	—
Aetos Capital Market Neutral Strategies Fund, LLC	12,100,000	—

8. Investments

As of January 31, 2004, the Funds had investments in twenty-three Portfolio Funds, none of which were related parties. The following table lists the Funds’ investments in Portfolio Funds as of January 31, 2004. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1.0% to 2.0% (per annum) of the net assets and incentive fees or allocations of 10% to 20% of net profits earned. The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from 3 months to 1 year from initial investment. The liquidity provisions shown in the following table apply after the lock-up provisions.

Notes to Financial Statements (continued)

8. Investments (continued)

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Portfolio Fund	Investment Objective	Fair Value 1/31/2004	% of Net Assets	Liquidity
AQR Global Arbitrage Offshore Fund (USD), Ltd.	Fixed income/event arbitrage	$8,761,552	24.98%	Quarterly
FFIP, L.P.	Fixed income arbitrage	3,264,856	9.30	Annual
Pentangle Partners, L.P.	Statistical arbitrage	1,037,656	2.96	Monthly
Perry Partners, L.P.	Event arbitrage	9,051,437	25.81	Annual
Satellite Fund II, L.P.	Event arbitrage/Distressed	8,909,785	25.40	Annual
South Hill Trading Corp.	Fixed income arbitrage	3,973,050	11.33	Monthly

Total		$34,998,336	99.78%

Aetos Capital Distressed Investment Strategies Fund, LLC

Portfolio Fund	Investment Objective	Fair Value 1/31/2004	% of Net Assets	Liquidity
King Street Capital, L.P.	Distressed investments	$2,287,686	16.13%	Quarterly
Satellite Credit Opportunities Fund, Ltd.	Distressed investments	2,490,746	17.57	Annual
Silver Point Capital Fund, L.P.	Distressed investments	6,464,178	45.59	Annual
Watershed Capital Partners, L.P.	Distressed investments	2,718,598	19.17	Quarterly

Total		$13,961,208	98.46%

Aetos Capital Long/Short Strategies Fund, LLC

Portfolio Fund	Investment Objective	Fair Value 1/31/2004	% of Net Assets	Liquidity
AG&J Power Opportunity Fund, L.P.	Long/short equity investments	$5,023,449	8.71%	Annual
Cadmus Capital Partners (QP), L.P.	Long/short equity investments	8,698,050	15.08	Quarterly
Cavalry Technology, L.P.	Long/short equity investments	10,054,652	17.43	Quarterly
JL Partners, L.P.	Long/short equity investments	9,980,724	17.31	Annual
Maverick Levered Partners, L.P.	Long/short equity investments	639,755	1.11	Quarterly
Millgate Partners II, L.P.	Long/short equity investments	1,055,651	1.83	Quarterly
Standard Global Equity Partners SA, L.P.	Long/short equity investments	8,767,369	15.20	Annual
Bay Pond Partners, L.P.	Long/short equity investments	13,301,600	23.07	Semi-annual

Total		$57,521,250	99.74%

Notes to Financial Statements (continued)

8. Investments (continued)

Aetos Capital Market Neutral Strategies Fund, LLC

Portfolio Fund	Investment Objective	Fair Value 1/31/2004	% of Net Assets	Liquidity
AQR Absolute Return Institutional Fund, L.P.	Multi-strategy market neutral	$4,502,131	31.89%	Quarterly
GMO Market Neutral Fund (Onshore)	Equity investment market neutral	4,449,820	31.51	Monthly
Symphony - Minuet Fund, L.P.	Small cap equity investment market neutral	2,159,316	15.29	Quarterly
Symphony - Overture Fund, L.P.	Large cap equity investment market neutral	2,147,532	15.21	Quarterly
EVA - Pentangle Partners, L.P.	Statistical arbitrage	535,884	3.80	Monthly

Total		$13,794,683	97.70%

9. Subsequent Events

Through March 1, 2004, the Funds received the following contributions:

Fund	Amount
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$61,965,000
Aetos Capital Distressed Investment Strategies Fund, LLC	13,305,000
Aetos Capital Long/Short Strategies Fund, LLC	68,789,003
Aetos Capital Market Neutral Strategies Fund, LLC	22,641,000

of which the following were received in advance of January 31, 2004:

Fund	Amount
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$45,039,000
Aetos Capital Distressed Investment Strategies Fund, LLC	5,016,000
Aetos Capital Long/Short Strategies Fund, LLC	35,123,000
Aetos Capital Market Neutral Strategies Fund, LLC	15,022,000

10. Commitments

At January 31, 2004, the Funds had made commitments to purchase underlying funds as follows:

Fund	Amount
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$45,000,000
Aetos Capital Distressed Investment Strategies Fund, LLC	5,000,000
Aetos Capital Long/Short Strategies Fund, LLC	34,500,000
Aetos Capital Market Neutral Strategies Fund, LLC	14,500,000

Managers and Officers of the Funds (unaudited)

Name, Address(1), Age	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years/Other Directorships(3) Held by Board Member	Number of Funds in the Fund Complex Overseen by Manager(4)
Independent Managers:
Ellen Harvey 49	Manager	Since 2002	Senior Vice President, Mercantile Bankshares, February 2003–Present; Partner and Manager of Fixed Income, Brown Investment Advisory and Trust Co., April 2000-December 2002; Miller Anderson & Sherrerd/Morgan Stanley Dean Witter Investment Management, October 1984-January 2000.	4

Pierre de Saint Phalle 55	Manager	Since 2002	Chairman Atlantic Whitehall Funds, January 2004-Present; Managing Director and Chief Legal Officer, iFormation Group, November 2000-November 2003; Partner, Davis Polk &Wardwell, January 1983-October 2000.	4

Warren J. Olsen 47	Manager	Since 2003	Chairman and Chief Investment Officer, First Western Investment Management, September 2002-Present; President and CEO, IBJ Whitehall Asset Management Group, May 1999-February 2002; Chairman, Collegiate Capital Group, June 1997-May 1999.	4

Interested Managers:

James M. Allwin(5) 50	Manager and Chairman of the Board	Since 2002	Chief Executive Officer, Aetos Capital, LLC, March 1999-present; President, Morgan Stanley Dean Witter Investment Management, 1996-January 1999; Advisory Director, Morgan Stanley Dean Witter & Co., January 1999-September 1999.	4

Michael Klein 44	Manager and President	Since 2002	Chief Operating Officer and Managing Director, Aetos Capital, LLC, March 2000-present; President, Morgan Stanley Institutional Funds, June 1998-March 2000; Principal, Morgan Stanley Dean Witter Investment Management, August 1997-December 1999.	4

Managers and Officers of the Funds (unaudited) (continued)

Name, Address(1), Age	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years/Other Directorships(3) Held by Board Member	Number of Funds in the Fund Complex Overseen by Manager(4)
Officers:
Anne Casscells 45	Chief Investment Officer	Since 2002

Managing Director, Aetos Capital, LLC, October 2001-present; Chief Investment Officer, Stanford Management Company, November 1998-September

2002; Managing Director of Investment Policy Research, Stanford University, April 1996-October 1998.

N/A

Joseph Stadler 49	Treasurer	Since 2002	Chief Financial Officer, Aetos Capital, LLC, December 2001-Present; Principal, Morgan Stanley Dean Witter Investment Management, August 1997-December 2001.	N/A

Harold Schaaff 43	Vice President and Secretary	Since 2002	General Counsel and Managing Director, Aetos Capital, LLC, March 2001-present; President, Morgan Stanley Institutional Funds, March 2000-March 2001; Managing Director, Morgan Stanley Dean Witter Investment Management, December 1999-March 2001.	N/A

Toyanna Mayo 27	Assistant Secretary	Since 2002

Associate, Aetos Capital, LLC, July 2002-present; Legal Analyst, Atriax Limited, November 2001-May 2002; Assistant Manager-Legal Affairs, American Express Bank, Ltd., July 2000-November 2001; Investment Management Analyst, Morgan, Lewis &

Bockius, LLP, August 1998-July 2000.

N/A

June Wenger 37	Assistant Treasurer	Since 2002	Investment Accounting Director-Alternative Investment Fund Products, SEI Investments Global Funds Services, June 2000-present; Investment Accounting Manager-Alternative Fund Products, PFPC, Inc., 1996-June 2000.	N/A

Linda Fitzgerald 38	Assistant Vice President	Since 2002	Vice President, Aetos Capital, LLC, July 2002-present; Principal, Barclays Global Investors, August 1990-July 2002.	N/A

(1)	Each Manager can be contacted by writing to Aetos Capital, LLC 875 Third Avenue, New York, NY 10022.
(2)	Each Manager holds office until the next meeting of shareholders at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(4)	The “Fund Complex” consists of all registered investment companies for which Aetos Alternatives Management, LLC or any of its affiliates serves as investment adviser.
(5)	Mr. Allwin is considered to be an “interested person” of the Fund as defined in the 1940 Act because he is Chief Executive Officer of Aetos Capital, LLC.

For more information regarding the Managers and Officers, please refer to the Statement of Additional Information.

Proxy Voting Disclosure (unaudited)

Effective as of December 5, 2003, Aetos Capital Multi-Strategy Arbitrage Fund, LLC’s (the “Fund”) members elected Warren Olsen and Michael Klein as Managers by written consent. 91.9% of the Fund’s membership interests were voted in favor of the election of Messrs. Olson and Klein as Managers, while the remaining 8.1% were not voted on the proposal.

Effective as of December 5, 2003, Aetos Capital Distressed Investment Strategies Fund, LLC’s (the “Fund”) members elected Warren Olsen and Michael Klein as Managers by written consent. 91.7% of the Fund’s membership interests were voted in favor of the election of Messrs. Olson and Klein as Managers, while the remaining 8.3% were not voted on the proposal.

Effective as of December 5, 2003, Aetos Capital Long/Short Strategies Fund, LLC’s (the “Fund”) members elected Warren Olsen and Michael Klein as Managers by written consent. 89.7% of the Fund’s membership interests were voted in favor of the election of Messrs. Olson and Klein as Managers, while the remaining 10.3% were not voted on the proposal.

Effective as of December 5, 2003, Aetos Capital Market Neutral Strategies Fund, LLC’s (the “Fund”) members elected Warren Olsen and Michael Klein as Managers by written consent. 93.7% of the Fund’s membership interests were voted in favor of the election of Messrs. Olson and Klein as Managers, while the remaining 6.3% were not voted on the proposal.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Warren J. Olsen. Mr. Olsen is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP related to the Fund.

PricewaterhouseCoopers LLP billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

		Fiscal 2004			Fiscal 2003(2)
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$27,250	N/A	$0	$29,750	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$16,562	$0	$0	$16,562	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$40,000

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Fiscal 2003 services provided by the auditor were provided prior to May 6, 2003 and accordingly were not required to be pre-approved.

(3)	Tax fees relate to preparation of federal and state tax returns.

(e)(1) The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve all audit and non-audit services (including tax services) to be provided to the Fund and all non-auditing services to be provided to the Fund’s investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2004	Fiscal 2003
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for the last two fiscal years were $0 and $40,000 for Fiscal 2004 and Fiscal 2003, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has approved the proxy voting policy of Aetos Alternatives Management, LLC as the policy and procedures used to vote proxies on behalf of the Fund. The proxy voting policy is set forth below.

Aetos Alternatives Management, LLC

Proxy Voting Policy

I. Introduction

This policy sets forth Aetos Alternatives Management, LLC (“AAM”) policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the “named fiduciary” for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

II. Routine Corporate Matters

AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Appointment or election of auditors;

(ii)	Routine elections or re-elections of directors;

(iii)	Director’s liability and indemnification;

(iv)	General updating/corrective amendments to charter;

(v)	Name changes;

(vi)	Elimination of cumulative voting; and

(vii)	Elimination of preemptive rights.

III. Issues Having the Potential for Major Economic Impact

A.	AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which eliminate other classes of stock and voting rights;

(ii)	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;

(iii)	Stock purchase plans with an exercise price of not less than 85% of fair market value;

(iv)	Stock option plans that are incentive based and not excessive;

(v)	Other stock-based plans which are appropriately structured;

(vi)	Reductions in supermajority vote requirements; and

(vii)	Adoption of anti-greenmail provisions.

B.	AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;

(ii)	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;

(iii)	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;

(iv)	Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;

(v)	Classified boards of directors;

(vi)	Reincorporation into a state which has more stringent anti-takeover and related provisions;

(vii)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;

(viii)	Excessive compensation or non-salary compensation related proposals;

(ix)	Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and

(x)	“Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

IV. Social and Corporate Responsibility Issues

AAM, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V. Conflict of Interests

Situations may arise where there are material conflicts between AAM’s interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI. Proxy Voting Record Retention

AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

VII. Proxy Administration

AAM’s internal Proxy Committee (the “Committee”) develops the firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Committee, comprised of the Chief Investment Officer, Chief Operating Officer, and General Counsel, analyzes types of proposals based on whether they would adversely affect shareholder’s interests and make a company less attractive to own. In evaluating proxy proposals each year, the Committee relies upon our own knowledge of each company and its management, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Committee establishes its recommendations, they are distributed to AAM’s Portfolio Management Group as voting guidelines. Ultimately, the investment professional primarily accountable for a portfolio is responsible for votes on companies in that portfolio. Most vote consistent with AAM’s guidelines. Occasionally, some will take an independent view on certain issues and vote differently. When an investment professional casts votes which are counter to the Committee’s guidelines, they are required to document their reasons in writing for the Committee. Annually, the Board of Managers of the AAM Funds will review AAM’s proxy voting process, policies, and voting records.

Item 8. Purchasers of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Effective as of December 5, 2003, Aetos Capital Distressed Investment Strategies Fund, LLC’s (the “Fund”) members elected Warren Olsen and Michael Klein as Managers by written consent. 91.7% of the Fund’s membership interests were voted in favor of the election of Messrs. Olson and Klein as Managers, while the remaining 8.3% were not voted on the proposal.

Item 10. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 11. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aetos Capital Distressed Investment Strategies Fund, LLC

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President
Date 03/25/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date 03/25/04

By (Signature and Title)*	/s/ Joseph P. Stadler
Joseph P. Stadler, Treasurer

Date 03/25/04

*	Print the name and title of each signing officer under his or her signature.